UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2016

MAD CATZ INTERACTIVE, INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-14944	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10680 Treena Street, Suite 500

San Diego, California 92131

(Address of Principal Executive Offices)

(858) 790-5008

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 24, 2016, Mad Catz Interactive, Inc. (the “Company”) announced that it had submitted an application for the voluntary delisting of its common shares from the Toronto Stock Exchange (“TSX”). Given the relatively low trading volume of its shares on the TSX over a sustained period of time and the fact that the Company’s listing with NYSE MKT provides its shareholders with sufficient liquidity, the Company believes that the financial and administrative costs associated with maintaining a dual listing are no longer justified. The TSX has approved the Company’s voluntary delisting application and has indicated that effective at market close on April 15, 2016, the Company’s common shares will no longer be traded through the facilities of the TSX. The Company’s shares are currently traded, and will continue to be traded, on the NYSE MKT under the symbol “MCZ.”

A copy of the Company’s press release announcing its voluntary delisting from the TSX is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 18, 2016, the independent members of the Company’s Board of Directors (the “Board”) approved an executive bonus plan for the Company’s FY 2017. Bonuses awarded under the executive bonus plan will be based upon the Company’s FY 2017 operating income, as reported in the Company’s audited consolidated financial statements, compared to budgeted operating income approved by the Board on March 18, 2016. Bonuses awarded under the executive bonus plan will be based on the following formulas:

•	If 0% or less of Budgeted Operating Income is achieved, bonus equals 0% of Target Bonus.

•	If greater than 0% and less than 200% of Budgeted Operating Income is achieved, bonus equals 50% of Target Bonus.

•	If 200% or more of Budgeted Operating Income is achieved (capped at 200% of Target Bonus): % of Target Bonus earned = 100% + ((Operating Income as a % of Budgeted Operating Income—200%) * 0.25).

•	Example: If 250% of Budgeted Operating Income is achieved, bonus equals 112.50% of Target Bonus.

The Target Bonus, as a percentage of base salary, for the Company’s executive officers for the Company’s FY 2017 is set forth in the following table:

Name	Title	Target Bonus Award as % of Salary
Karen McGinnis	President and Chief Executive Officer	60%
David McKeon	Chief Financial Officer	50%
Brian Andersen	Chief Operating Officer	50%
Andrew Young	Chief Technology Officer	50%
Tyson Marshall	General Counsel and Corporate Secretary	50%

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated March 24, 2016, issued by Mad Catz Interactive, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2016	MAD CATZ INTERACTIVE, INC.

	By:	/s/ DAVID MCKEON
	Name:	David McKeon
	Its:	Chief Financial Officer